                                                                   EXHIBIT 10.32

                          CERTIFICATE OF DESIGNATION
                                      OF
               RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                      OF
                           SERIES A PREFERRED STOCK
                                      OF
                         INTERPLAY ENTERTAINMENT CORP.

                      (Pursuant to Section 151(g) of the
               General Corporation Law of the State of Delaware)

          The undersigned, Brian Fargo and Manuel Marrero, hereby certify that:

          FIRST: They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of Interplay Entertainment Corp., a Delaware corporation ( the "Corporation").

          SECOND: That the Amended and Restated Certificate of Incorporation of the Corporation authorizes 5,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock"), none of which have been designated.

          THIRD: The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting duly held on April 13, 2000, which constituted all requisite action on the part of the Corporation for adoption of such resolutions.

                                  RESOLUTIONS

          WHEREAS, the Board of Directors of the Corporation is authorized to provide for the issuance of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; and

          WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of Preferred Stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series;

          NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of Preferred Stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such shares as follows:

          Rights, Preferences and Restrictions of Series A Preferred Stock.  The
          ----------------------------------------------------------------
rights, preferences, privileges and restrictions granted to and imposed on the second series of Preferred Stock, which shall be designated "Series A Preferred Stock" and which shall consist of seven hundred nineteen thousand four hundred twenty-four (719,424) shares, are as set forth below.

               1.   Dividend Provisions.  Subject to the rights of any series of
                    -------------------
Preferred Stock which may hereafter come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets legally available therefore, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of six percent (6%) of the Original Series A Issue Price per annum per share, as adjusted for any stock splits, combinations or dividends following the effectiveness of this Certificate of Designation with respect to the Series A Preferred Stock, payable when, as, and if declared by the Corporation's Board of Directors. Such dividends shall be payable in cash or, at the option of the holder of Series A Preferred Stock, in a number of shares of the Corporation's Common Stock equal to the unpaid dividends accrued on such Series A Preferred Stock divided by the lower of (i) the Conversion Price (as defined below) or (ii) (if paid upon the conversion of shares of Series A Preferred Stock) the Alternate Conversion Price (as defined below).

          2.   Liquidation, Dissolution or Winding Up.
               --------------------------------------

               (a)  Preference of Series A Preferred Stock.  In the event of any
                    --------------------------------------
liquidation, dissolution, or winding up of the Corporation (in which case the Company shall give the holder(s) of the Series A Preferred Stock ten (10) days prior written notice), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may hereafter come into existence, holders of each share of Series A Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, whether such assets are capital, surplus or earnings, an amount equal to Twenty-Seven and 80/100 Dollars ($27.80) per outstanding share (as adjusted for any stock dividends, combinations or splits following the effectiveness of this Certificate of Designation with respect to the Series A Preferred Stock) (the "Original Series A Issue Price"), plus any accrued but unpaid dividends, whether or not declared (collectively, the "Series A Liquidation Amount"), before any sums shall be paid or any assets distributed among the holders of shares of Common Stock or shares ranking junior on liquidation to the Series A Preferred Stock. If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of the amount thus distributable, then, subject to the liquidation preferences of any subsequently designated series of Preferred Stock, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, based on the aggregate liquidation preferences of such Series. After such payment shall have been made in full to the holders of the Series A Preferred Stock or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, subject to the rights of any subsequently designated series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock.

               (b)  Consolidation and Merger.  A consolidation, reorganization
                    ------------------------
or merger, or similar transaction or series of transactions, (other than a consolidation, reorganization or merger, or similar transaction or series of transactions, in which the holders of voting securities of the Corporation immediately before the consolidation, reorganization or merger, or similar transaction or series of transactions, own (immediately after the consolidation, reorganization or merger, or similar transaction or series of transactions,) voting securities of the surviving or acquiring corporation, or of a parent party of such surviving or acquiring corporation, possessing more than 50% of the voting power of such surviving or acquiring corporation or parent party) of the Corporation or a sale of all or substantially all of the assets of the Corporation (any of which events is hereinafter referred to as a "Reorganization") shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2. The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. Such notice shall describe the then known material terms and conditions of the impending transaction and the provisions of this Section 2. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given such notice provided for herein; provided, however, that such periods may be shortened and such notice may be waived upon the written consent of the holders of Series A Preferred Stock that represent at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

               (c)  Distributions Other Than Cash.  Whenever the distribution
                    -----------------------------
provided for herein shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as mutually determined in good faith by the Board of Directors of the Corporation and the holders of a majority of the Series A Preferred Stock; provided, however, in the event the Board of Directors and the holders of the Series A Preferred Stock can not agree on the fair market value of the property to be distributed, the fair market value of such property shall be determined by a mutually agreed upon third party.

          3.   No Reissuance of the Preferred Stock.  No share or shares of the
               ------------------------------------
Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be reissued. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock accordingly.

          4.   Conversion.  The holders of Series A Preferred Stock shall have
               ----------
conversion rights as follows (the "Conversion Rights"):

               (a)  Right to Convert.  Each share of Series A Preferred Stock
                    ----------------
shall be convertible, at the option of the holder thereof, at any time after the earlier to occur of May 31, 2001 or one hundred eighty (180) days after the occurrence of an Adjustment Event (as defined below) which is not cured during the Cure Period (as defined below) (except as hereinafter provided), at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the conversion price applicable to such share, determined as hereafter provided (the "Series A Conversion Price"), in effect on the date of conversion. The initial Series A Conversion Price per share shall be ten percent (10%) of the Original Series A Issue Price for such share; provided, however that the Series A Conversion Price shall be subject to adjustment as set forth in subsection 4(d). Notwithstanding the foregoing, in no event shall the Series A Preferred Stock be convertible into more than 5,504,507 shares of Common Stock (the "Issuance Limit") unless the issuance of the Series A Preferred Stock has been approved by vote of the Company's stockholders in accordance with Delaware law (the "Required Approval") prior to the date of such proposed conversion; provided that this limitation shall cease to apply upon an Adjustment Event. Notwithstanding the foregoing, the Series A Preferred Stock shall not be convertible during the Cure Period (as defined in Section 4(d)(ii)(A) below).

               (b)  Automatic Conversion.  Each share of Series A Preferred
                    --------------------
Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Price in effect at the time immediately upon the vote or written consent of holders of a majority of the then-outstanding shares of Series A Preferred Stock, provided such vote or written consent occurs during a period in which the Series A Preferred Stock would be convertible under Section 4(a) above.

               (c)  Mechanics of Conversion.  Before any holder of Series A
                    -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to subsection 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and give written notice to this Corporation at its principal corporate office of such holder's election to convert the same, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holders, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with all unpaid dividends accruing on the Series A Preferred Stock from the date of issuance through the date of conversion, payable as provided in Section 1 hereof, whether or not declared. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In the event of an automatic conversion pursuant to subsection 4(b), the outstanding shares of Series A Preferred Stock shall be converted automatically without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent.

               (d)  Conversion Price Adjustments of Preferred Stock. The Series
                    -----------------------------------------------
A Conversion Price shall be subject to adjustment from time to time as follows:

                    (i)   Adjustment Based on Market Price.  In the event that
                          --------------------------------
the product of (A) the average of the closing prices per share of the Company's Common Stock as reported by Nasdaq for the twenty (20) trading days immediately preceding the date of conversion and (B) 0.85 (such product, the "Alternate Conversion Price") is less than the Series A Conversion Price in effect on the date of conversion, then the Series A Conversion Price shall forthwith be reduced to the Alternate Conversion Price.

                    (ii)  Adjustment Upon Default.  In the event that Greyrock
                          -----------------------
Capital or any of its successors, transferees or assignees (collectively, "Greyrock") notifies either Titus Interactive SA or Titus Software Corporation (collectively, "Titus") that Greyrock is making demand for payment under that certain Continuing Guaranty dated April 14, 2000 (the "Guaranty"), or in the event of an Event of Default under Section 54.1 of that certain Reimbursement and Security Agreement dated April 134, 2000 among Titus Interactive SA, the Corporation and Interplay OEM, Inc. (the "Reimbursement Agreement"), then, in any of such events (each, an "Adjustment Event"), in addition to the other adjustments under this Section 4(d), the Series A Conversion Price shall be subject to the following adjustments:

                          (A) the Series A Conversion Price shall, automatically
upon such Adjustment Event, be reduced to $0.473998043 466818926 (subject to adjustment for stock splits, combinations and dividends following the date hereof with respect to the Common Stock); and

                          (B) in the event thatso long as (a) Titus does not pay
any amounts under the Guaranty, or (b) the Adjustment Event under Section 45.1 of the Reimbursement Agreement is cured by the Corporation, within one hundred eighty (180) days following the occurrence of the Adjustment Event (the "Cure Period"), the Series A Conversion Price shall, concurrent with such cure, automatically be increased to the Series A Conversion Price in effect immediately prior to the adjustment made pursuant to subsection (A) above; and

                         (C)  in the event that (a) Titus pays amounts under the
Guaranty and (b) the Adjustment Event is not cured by the Corporation within the Cure Period, then, as of the first day following the end of the Cure Period, the Series A Conversion Price shall be automatically adjusted to an amount obtained by the following formula (provided, however, that in no event shall the resulting Series A Conversion Price be less than $0.466818926473998043 (subject to adjustment for stock splits, combinations and dividends following the date hereof with respect to the Common Stock) or more than $2.78 (subject to adjustment for stock splits, combinations and dividends following the date hereof with respect to the Common Stock):

        X  =          20,000,000
               -------------------------------
               Z + 5,000,000 (10-Y)

where:  X  =   the new Series A Conversion Price;

        Y  =   the lesser of (a) $10.00 per share (subject to adjustment for stock splits, combinations and dividends following the date hereof with respect to the Common Stock) or (b) the average closing price per share as reported by Nasdaq for the twenty (20) trading days immediately preceding the last day of the Cure
               Period; and

        Z  =   the greater of (a) $20,000,000 divided by $2.78 (subject to adjustment for stock splits, combinations and dividends following the date hereof with respect to the Common Stock) or (b)
               $20,000,000 divided by the product of .85 and Y.

     The formula set forth above shall be equitably adjusted in the event of any stock splits, combinations and dividends following the date hereof with respect to the Common Stock so as to preserve, as closely as possible, the conversion rights of the Series A Preferred Stock hereunder.

                    (iii) Adjustment for Splits and Dividends.  In the event
                          -----------------------------------
the Corporation should at any time or from time to time following the effectiveness of this Certificate of Designation fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or exercisable for, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                    (iv) Adjustment for Combinations.  If the number of shares
                         ---------------------------
of Common Stock outstanding at any time following the effectiveness of this Certificate of Designation is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of the Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (e)  Other Distributions.  In the event this Corporation shall
                    -------------------
declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection (iii), then, in each such case, the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (f)  Recapitalizations.  If at any time or from time to time
                    -----------------
there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4), provision shall be made so that the holders of Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of Series A Preferred Stock) shall be applicable after that event as nearly equivalent as is practicable.

               (g)  No Impairment.  This Corporation will not, by amendment of
                    -------------
its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

               (h)  No Fractional Shares and Certificate as to Adjustments.
                    ------------------------------------------------------


                    (i)  No fractional shares shall be issued upon the

conversion of any share or shares of Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion

                    (ii) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series A Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

                    (iii)  Reservation of Stock Issuable Upon Conversion.  This
                           ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation's Certificate of Incorporation, as then in effect.

                    (iv)   Notices.  Any notice required by the provisions of
                           -------
this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States registered or certified mail, postage prepaid, return receipt requested and addressed to each holder of record at his address appearing on the books of this Corporation.

          5.   Redemption.  At any time and from time to time following the
               ----------
issuance of any shares of Series A Preferred Stock, the Corporation may, in its sole discretion, redeem all or any portion of the outstanding shares of Series A Preferred Stock by paying for each share in cash an amount equal to the Original Series A Issue Price (as adjusted for stock splits, stock dividends or similar events with respect to the Series A Preferred Stock) plus all accrued but unpaid dividends, if any (whether or not declared), such amount being referred to herein as the "Redemption Price" for such shares; provided, however, that the Corporation may not exercise any rights under this Section 5 at any time that the Guaranty is outstanding or Titus or its assignee has not been repaid all amounts due and owing under the Reimbursement Agreement.

                    (i)    Surrender of Stock.  Within ten (10) business days
                           ------------------
following receipt of written notice from the Corporation of its election to redeem shares of Series A Preferred Stock hereunder, each holder of shares of Series A Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event less than all shares represented by such certificate are redeemed, a new certificate will be issued representing the unredeemed shares.

                    (ii)   Partial Redemption.  From and after each date of
                           ------------------
redemption of shares of Series A Preferred Stock (each, a "Redemption Date"), unless there shall have been a default in payment of the Redemption Price, all rights of the holders as to the shares of Series A Preferred Stock to be redeemed on such date (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                    (iii)  Redemption Mechanics.  On the applicable Redemption
                           --------------------
Date, the Corporation shall deposit the aggregate Redemption Prices for the Series A Preferred Stock to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares surrendered for redemption and not yet redeemed. Simultaneously, this Corporation shall deposit irrevocable instructions and authority to such bank or trust company to pay, on and after the applicable Redemption Date, the Redemption Price of the Series A Preferred Stock to the holders thereof upon surrender of their certificates. Any moneys deposited by the Corporation pursuant to this Section 5 for the redemption of shares which are thereafter converted into shares of Common Stock pursuant to
Section 4 no later than the close of business on the applicable Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 5 remaining unclaimed at the expiration of one year following the applicable Redemption Date shall thereafter be returned to the Corporation, provided that the shareholder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of the Series A Preferred Stock and payment of any bond requested by the Corporation, to receive such monies, but without interest, from the applicable Redemption Date.

          6.   Voting Rights.  The holder of each share of Series A Preferred
               -------------
Stock shall have the right to one vote for each share of Common Stock into which such share of Series A Preferred Stock could then be converted (subject to the limitation set forth in the penultimate sentence of Section 4(a)), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote as a single class, unless otherwise prohibited by law. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

          7.   Protective Provisions of Series A Preferred Stock.  So long as
               -------------------------------------------------
at least 100,000 shares of Series A Preferred Stock (as adjusted for stock splits, combinations or similar events) are outstanding, this Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a single class (with each share of Series A Preferred Stock having a number of votes equal to the number of shares of Common Stock into which such share is then convertible):

               (a) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation ) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of;

               (b) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares;

               (c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Common Stock;

               (d) create (by new authorization, reclassification, recapitalization or otherwise) any class or series of stock or any other securities convertible into equity securities of this Corporation having a preference over, or being on a parity with, the rights, preferences or privileges of the Series A Preferred Stock;

               (e) effect a reclassification or recapitalization of the outstanding capital stock of the Corporation in which any capital stock has any preference or priority as to dividends or assets senior to or on parity with the preferences of the Series A Preferred Stock;

               (f) amend or waive any provision of the Corporation's Amended and Restated Certificate of Incorporation relating to the Series A Preferred Stock;

               (g) authorize or pay any cash dividends with respect to any share or shares of Common Stock;

               (h) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost or at cost upon the occurrence of certain events, such as the termination of employment; or

               (i) effect the dissolution, liquidation or winding up of the Corporation.

     RESOLVED FURTHER, that the President and Secretary of the Corporation be, and they hereby are, authorized and directed to prepare, execute, verify and file with the Secretary of State of the State of Delaware, a Certificate of Designation in accordance with these resolutions and as required by law.